UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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ISRAMCO, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ISRAMCO, INC.
 4801 Woodway Drive, Suite 100E.
Houston, Texas 77056

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the 2008 annual meeting (the "Annual Meeting") of the stockholders of Isramco, Inc. (the "Company") will be held at the Company's offices at 4801 Woodway Drive, Houston, Texas, 77056, Suite 100E, on June 26, 2008 at 9:00 A.M., local time, for the following purposes:

(i) to elect five directors of the Company to hold office until the next annual meeting of the stockholders and until their respective successors shall have been duly elected and qualified;

(ii) to ratify the appointment of Malone Bailey, PC as the Company's independent public accounting firm for the year ending December 31, 2008; and

(iii) to transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on April 29, 2008, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

If you do not expect to be personally present at the Annual Meeting but wish your stock to be voted for the business to be transacted thereat, the Board of Directors requests that you complete, sign and date the enclosed proxy and promptly return it by mail in the postage paid envelope provided.

BY ORDER OF THE BOARD OF DIRECTORS

Haim Tsuff
Chairman of the Board
Chief Executive Officer

May 9, 2008

PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

ISRAMCO, INC.
4801 Woodway Drive, Suite 100E.
Houston, Texas 77056

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 26, 2008

INTRODUCTION

This Proxy Statement is being sent to stockholders of Isramco, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors (the "Board of Directors" or the "Board") for use at the 2008 annual meeting (the "Annual Meeting") of the Company's stockholders (the "Stockholders") to be held at the Company's offices at 4801 Woodway Drive, Suite100E Houston, Texas 77056, on Thursday, June 26, 2008 at 9:00 A.M., local time, and any adjournment(s) thereof. The purposes of the Annual Meeting are:

(i) to elect five directors of the Company to hold office until the next annual meeting of the stockholders and until their respective successors shall have been duly elected and qualified;

(ii) to ratify the appointment of Malone & Bailey, PC ("M&B") as the Company's independent public accounting firm for the year ending December 31, 2008; and

(iii) to transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

If proxy cards in the accompanying form are properly executed and returned, the shares of the Company's common stock, par value $0.001 per share ("Common Stock"), represented thereby will be voted as instructed on the proxy. If no instructions are given, such shares will be voted (i) FOR the election as directors of the nominees of the Board of Directors named below; (ii) FOR the proposal to ratify the appointment of M&B as the Company's independent public accounting firm for the year ending December 31, 2008; and (iii) in the discretion of the proxies named in the proxy card, on any other proposals to properly come before the Annual Meeting or any adjournment(s) thereof.

Any Stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise by filing with the Secretary of the Company a duly executed proxy bearing a later date or a written instrument revoking the proxy or by personally appearing at the Annual Meeting.

This Proxy Statement will first be mailed to stockholders on or about May 9, 2008.

VOTING RIGHTS AND VOTING SECURITIES

All voting rights are vested exclusively in the holders of the Common Stock. Only holders of Common Stock of record at the close of business on April 29, 2008 (the "Record Date"), will be entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, the Company had outstanding a total of 2,717,691 shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share held either in person or by proxy.

The holders of a majority of the issued and outstanding Common Stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. Abstentions and shares held of record by a broker which are not voted because the broker has not received voting instructions from the beneficial owner of the shares and either lacks or declines to exercise the authority to vote the shares in its discretion are counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming a quorum is present, the affirmative vote of a plurality of the shares present in person or by proxy is required for approval of Proposal No. 1 (Election of Directors); and the affirmative vote of a majority of the shares present in person or by proxy is required for approval of Proposal No. 2 (Ratification of Independent Public Accountants). Abstentions will have no effect on Proposal No. 1 and will be counted as votes against Proposal No. 2. With respect to shares of Common Stock held in a brokerage account, the broker is entitled to vote those shares on Proposals No. 1 and No. 2 if no instructions are received from the beneficial owner of the shares.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information, as of the Record Date, concerning the ownership of the Common Stock by (a) each of the Company's directors and Named Executive Officers (as defined under "Executive Compensation"); and (b) all current directors, officers and significant employees of the Company as a group.

Number of Shares Percent of
Name of Beneficial Owner (1)	Beneficially Owned (2)	Common Stock (2)

Haim Tsuff, Chairman and CEO	1,354,041(3)	49.82%

Jackob Maimon, President and	38,819	1.43%
Director

Doron Avraham, Vice President (4)	--	*

Yossi Levy, Israeli Branch Manager	--	*

Max Pridgeon, Director	--	*

Donald L. Lovell, Director (5)	--	*

Frans Sluiter, Director	--	*

Michelle R. Cinnamon (6)	--	--

All directors and
officers as a group (7 persons)	1,392,860	51.25%

* Less than 1%

(1) The address of such person is c/o Isramco, Inc., 4801 Woodway Drive, Suite 100E Houston, Texas 77056

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of Common Stock issuable upon the exercise of options or warrants which are currently exercisable or which become exercisable within 60 days of the Record Date are deemed to be beneficially owned by, and outstanding with respect to, the holder of such option or warrant. Except as indicated by footnote, and subject to community property laws where applicable, to the knowledge of the Company, each person listed is believed to have sole voting and investment power with respect to all shares of Common Stock owned by such person.

(3) Haim Tsuff owns 100% of United Kingsway Ltd., which through YHK General Manager Ltd., controls various entities, which may be deemed to control the Company. The General Partner of YHK is YHK General Managers Ltd. Joseph Tsuff (the father of Haim Tsuff) is a director of YHK General Managers Ltd. YHK owns of record approximately 44.5% of Equital Ltd. (formerly known as Pass-port Ltd.), Equital Ltd. owns approximately 33% of J.O.E.L. - Jerusalem Oil Exploration Ltd. (JOEL), JOEL owns approximately 67.5% of Naphtha Israel Petroleum Corp, Ltd. ("Naphtha"), which holds 100% of Naphtha Holdings Ltd. JOEL also owns approximately 8.5% of the shares of Equital Ltd. Naphtha Holdings Ltd. owns of record approximately 48.39% of the issued and outstanding Common Stock.

Information regarding these relationships is set forth in Schedule 13D filings and amendments made thereto made on behalf of the above entities, which are on file with the SEC. As a result of the foregoing, Haim Tsuff, Kingsway, YHK, Equital Ltd., JOEL, Naphtha and Naphtha Holdings Ltd. may be deemed to control the Company.

(4) Mr. Avraham resigned from all position with the Company on April 18, 2007.

(5) Mr. Lovell died in February 2008.

(6) Ms. Cinnamon was appointed to the Board of Directors on February 11, 2008, upon Mr. Lovell's death.

EXECUTIVE COMPENSATION

Summary Compensation Table

 The following table sets forth information for the fiscal year ended December 31, 2007 concerning compensation of (1) all individuals serving as our principal executive officer during the fiscal year ended December 31, 2007 and (2) the two other most highly compensated executive officers of the Company who were serving as executive officers as of December 31, 2007 (collectively, the "Named Executive Officers"):

					STOCK	ALL OTHER
NAME AND PRINCIPAL		SALARY	BONUS		AWARDS	COMPENSATION		TOTAL
POSITION	YEAR	($)	($)		($)	($)		($)

Haim Tsuff, Chairman of the	2007	$240,000	$--		--	$--		$240,000
Board and Chief Executive	2006	$240,000	$--		--	$--		$240,000
Officer

Jackob Maimon, President	2007	$240,000	--		--	$--		$240,000
	2006	$240,000	$150,000	(1)	--	$--		$390,000

Yossi Levy, Israeli Branch	2007	$75,037	$50,000	(2)	--	$41,155	(3)	$166,193
Manager (1)	2006	$68,569	--		--	$36,099	(4)	$104,668

(1)	On December 31, 2007, Isramco sold to a related party most of the activities of its Israeli Branch. Following the sale, the branch was shut down.

(2)	Represents a bonus paid to Mr. Levy in March 2007 in respect of services provided in 2006.

(3)
Reflects payments made by us in connection with a leased automobile and related benefits (approximately $5,500) and contributions to insurance premiums paid under Israeli law for pension, serverence and further education funds ($35,655).

(4)
Reflects payments made by us in connection with a leased automobile and related benefits (approximately $5,500) and contributions to insurance premiums paid under Israeli law for pension, serverence and further education funds ($30,599).

EMPLOYMENT/CONSULTING AGREEMENTS

In May 1996 the Company entered into a consulting agreement with Goodrich Global L.T.D. B.V.I., a company owned and controlled by Haim Tsuff, the Company's Chairman of the Board of Directors and Chief Executive Officer. This agreement was amended in April 1997. Pursuant to this consulting agreement, the Company pays to the consultant $240,000 per annum in installments of $20,000 per month in addition to reimbursing the consultant for all reasonable expenses incurred in connection with services rendered on behalf of the Company. The agreement continues in effect through May 31, 2008 and contains certain customary confidentiality and non-compete provisions. If the consulting agreement is terminated by the Company other than for cause, then the consultant is entitled to receive the equivalent of payments due through the remaining term of the agreement.

In November 1999 the Company entered into a consulting agreement with Worldtech Inc., a Mauritius company of which Jackob Maimon, the President of the Company, is a director. Pursuant to this consulting agreement the Company pays the consultant $240,000 per annum in installments of $20,000 per month, in addition to reimbursing the consultant for all reasonable business expenses incurred in connection with the services rendered on behalf of the Company. The agreement continues in effect through May 31, 2008 and contains certain customary confidentiality and non-compete provisions. If the consulting agreement is terminated by the Company other than for cause, then the consultant is entitled to receive the equivalent of payments due through the remaining term of the agreement.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Except as described under the Employment Agreements, above, there are no payments or other obligations in the event of termination or change-in-control.

DIRECTOR COMPENSATION:

The following table sets forth information concerning the compensation of our directors for the fiscal year ended December 31, 2007:

	FEES
	EARNED
	OR PAID	OPTION
	IN CASH	AWARDS	TOTAL
NAME (1)	($)	($)(2)	($)

Donald Lovell (1)	$5,250	--	$5,250
Max Pridgeon	$5,250	--	$5,250
Frans Sluiter	$5,250	--	$5,250

1. Mr. Lovell died in February 2008.

INFORMATION RELATING TO EXECUTIVE OFFICERS WHO ARE NOT DIRECTOR NOMINEES

The following individuals are not directors or director nominees, but served as executive officers of the Company or its subsidiaries during 2007.

NAME	AGE	POSITION

Edy Francis	31	Chief Financial Officer

Yossi Levy	55	Branch Manager, Israel Branch

Edy Francis was appointed Chief Financial Officer on August 2, 2007. From December 2003 through August 2007, Mr. Francis was affiliated with the Tel Aviv based office of Brightman Almagor & Co., Certified Public Accountants and a member firm of Deloitte Touche Tohmatsu where his areas of practice included auditing publicly traded companies, auditing internal controls and preparing tax assessments. Prior to that, from May 2000 to June 2002, he was self employed primarily in the import and distribution of household pet products.

Yossi Levy has been Branch Manager of the Company's Branch Office in Israel since August 1996. Since 1988 Mr. Levy has held the position of General Manager of Naphtha - Israel Petroleum Corp. Ltd. (Naphtha), a public company primarily engaged in the oil and gas business in Israel. Since January 1, 2002, Mr. Levy has been the general manager of J.O.E.L. - Jerusalem Oil Exploration Ltd. (JOEL), the parent company of Naphtha.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We paid Israel Oil Company ("I.O.C") $226 thousand and, $235 thousand for the years ended December 31, 2007 and 2006, respectively, for rent and office, secretarial and computer services. I.O.C is fully owned by Naphtha Israel Petroleum Corp. Naphtha is the sole shareholder of Naphtha Holdings, Ltd., which is the record holder of 48.4% of our outstanding common stock and which may be deemed to be controlled by Haim Tsuff, the Chairman of the Board of Directors and Chief Executive Officer of Isramco. In addition, We paid Israel Oil Company Ltd $120 thousand consulting fee for Isramco's projects in the U.S.

Isramco Oil and Gas Ltd. ("IOG"), a wholly-owned subsidiary of Isramco, is the general partner of Isramco-Negev 2 Limited Partnership, from which we received management fees and expense reimbursements of approximately $480 thousand for each of the years ended December 31, 2007, 2006, and 2005. On December 31, 2007 we sold IOG to related party.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission (the "SEC"). These officers, directors and stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports that they file with the SEC.

Based solely on review of the copies of such forms received by the Company with respect to 2007, the Company believes that all of the filing obligations of officers, directors and 10% stockholders under Section 16 (a) during 2007 have been complied with.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The Board of Directors of the Company currently consists of five (5) members. The persons named below have been nominated by the Board of Directors for election to hold office until the next annual meeting and until their successors are elected and have been qualified.

It is the intention of the persons named in the accompanying proxy to vote FOR the election of the persons named below as directors of the Company, unless authority to do so is withheld. Proxies cannot be voted for a greater number of persons than the nominees named. If events not now known or anticipated make any of the nominees unwilling or unable to serve, the proxies will be voted (in the discretion of the holders of such proxies) for other nominees not named herein in lieu of those unwilling or unable to serve. The Board of Directors is not aware of any circumstances likely to cause any nominee to become unavailable for election.

NAME	AGE	POSITION

Haim Tsuff	51	Chairman of the Board, Chief Executive
		Officer and Director

Jackob Maimon	52	President, Director

Max Pridgeon	40	Director

Frans Sluiter	40	Director

Michelle R. Cinnamon
Flores	33	Director

Haim Tsuff has been a director of the Company since January 1996 and the Chairman of the Board of Directors and Chief Executive Officer since May 1996. Mr. Tsuff is the sole director and owner of United Kingsway Ltd. and Chairman of YHK General Manager Ltd. (which entity effectively controls Equital Ltd., JOEL, Naphtha and Naphtha Holdings Ltd.) and may be deemed to control the Company.

Jackob Maimon has been President of the Company since November 1999. Mr. Maimon is the Chairman of the Board of Directors of Naphtha Israel Petroleum Corporation Ltd. ("Naphtha"), an Israeli entity, which holds indirectly through Naphtha Holdings, Ltd., another Israeli entity, approximately 48.4% of the issued and outstanding stock of the Company. Mr. Maimon has held the position at Naphtha since August 1996.

Max Pridgeon has been a director of the Company since April 2001. Since December 2002, Mr. Pridgeon has served as a director and executive officer of Griffin Decorations, a business which he founded. From March 1995 through December 2002, he served as director of MAXIM Wholesale and Marketing Co., a company which he founded. Concurrently, from February 1999, Mr. Pridgeon has also served as a manager of sales for Europe and the Middle East for Blenfin XI, Netherlands, a company that engages in the distribution of wooden picture frames. From April 1996 through January 1999, Mr. Pridgeon served as a property acquisitions consultant to M.A. Realistic Estate, Netherlands, a company engaged in the ownership and management of hotels in the Netherlands. From September 1989 through March 1995, Mr. Pridgeon served as account manager and then export manager at VERNO Holland, a company engaged in the marketing and distribution of oil paintings.

Frans Sluiter has been a director since December 12, 2006. Mr. Sluiter will also serve on the Company's audit committee. Mr. Sluiter, age 39, has over 15 years' experience successfully bringing business solutions to fortune 500 companies worldwide. He has held several senior management positions where he managed and delivered complex system implementation projects for clients in Europe, the Middle East, South America, and the U.S. From January 1, 2006 to the present time, he has been a managing partner of Singularity LLC, a Dallas based entity engaged in IT Services. From November 2004 to January 2006, he was senior vice president responsible for sales and delivery at Intelligroup, a New Jersey based company engaged in IT Consulting Services. From March 2003 to October 2004, Mr. Sluiter served as a Program Director at Intelligroup. From July 2000 to February 2003, he was Senior Project Manager for AtosOrigin in Saudi Arabia.

Michelle R. Cinnamon Flores was appointed to the Company's Board of Directors on February 11, 2008. Since March 2007, been serving as Assistant Vice President of Finance for a private company engaged in property management. Previous to that position, from July 2005 to March 2007, she was Controller, Human Resources, for Stevens Hospitality, where she was primarily responsible for cash management and financial statement preparation. Between October 2003 and July 2005, she was at Emporio Turistico where she served as General Manager. Ms. Flores replaced Mr. Donald Lovell, who died in February 2008.

All officers serve until the next annual meeting of directors and until their successors are elected and qualified. There are no family relationships between any of the above director nominees, and there is no arrangement or understanding between any of the above director nominees and any other person pursuant to which he was selected as a director nominee.

INFORMATION ABOUT THE BOARD OF DIRECTORS

INDEPENDENCE AND MEETINGS

During the fiscal year ended December 31, 2007, the Board me and acted by unanimous written consent on _10__ occasions. During the fiscal year ended December 31, 2007, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

The Board does not have a formal policy with respect to Board members attendance at annual stockholder meetings, though it encourages directors to attend such meetings. None of the directors attended the 2007 annual meeting.

The Board of Directors reviewed the independence of each of the Company's directors in April 2008 on the basis of the standards adopted by Nasdaq. During this review, the Board considered transactions and relationships between the Company, on the one hand, and each director, members of his or her immediate family, and other entities with which he or she is affiliated, on the other hand. The purpose of this review was to determine which of such transactions or relationships were inconsistent with a determination that the director is independent under the Nasdaq rules. As a result of this review, the Board of Directors affirmatively determined that each of the Company's directors other than Messrs, Haim Tsuff and Jackob Maimon are "independent directors" within the meaning of the Nasdaq rules.

BOARD COMMITTEES

The Board of Directors has established three standing committees: the audit committee (the "Audit Committee"); the compensation committee (the "Compensation Committee"); and the nominating committee (the "Nominating Committee").

AUDIT COMMITTEE

The members of the Audit Committee are Max Pridgeon, Frans Sluiter and, as of February 11, 2008, Michelle R. Cinnamon Flores. Until his death in February 2008, Mr. Donald D. Lovell served on the audit committee. The Board of Directors has determined that each of Messrs. Pridgeon and Sluiter and Ms. Flores meet the independence criteria set out in Rule 4200(a)(14) of the Marketplace Rules of the National Association of Securities Dealers ("NASD"). Mr. Lovell was the chairman of the Audit Committee until his death in February 2008. The Board has determined that Ms. Floers is an "audit committee financial expert" as defined by the rules of the SEC. The Audit Committee met five times in 2007.

The Board has adopted a charter governing the duties and responsibilities of the Audit Committee. A copy of the Audit Committee charter is filed as Annex A to this Proxy Statement. The principal function of the Audit Committee is to assist the Board in its oversight responsibilities relating to the financial accounting, reporting and controls. The Audit Committee monitors and evaluates periodic reviews of the adequacy of the accounting and financial reporting processes and systems of internal control that are conducted by senior management and the independent auditors, is directly responsible for the appointment, compensation and oversight of the work of the Company's independent auditors, reviews and evaluates the qualifications, independence and performance of the independent auditors, monitors the Company's compliance with legal and regulatory requirements, monitors the performance of internal audit function and facilitates communication among independent auditors, senior management and the Board.

THE NOMINATING COMMITTEE

In April 2004, the Board of Directors formed the Nominating Committee to address Board development matters. The current members of the Nominating Committee are _ Frans Sluiter _ and Max Pridgeon. The Nominating Committee did not meet in 2007. The Board has adopted a charter governing the duties and responsibilities of the Nominating Committee and a copy of such charter is attached The duties of the Nominating Committee are fully set forth in the charter adopted by that committee, a copy of which was included as Annex B to this Proxy Statement.

The Nominating Committee will consider many factors when evaluating candidates for the nomination to the Board of Directors, with the goal of fostering a Board of Directors comprised of directors with a variety of experience and backgrounds. Important factors that will be considered as part of the Nominating Committee's evaluation include (without limitation) diversity, skill, specialized expertise, experience, business acumen, understanding of strategy and policy-setting. Depending upon the Company's then-current needs, certain factors may be weighed more or less heavily. In considering candidates for the Board of Directors, the Nominating Committee will consider the entirety of each candidate's credentials and does not have any specific minimum qualifications that must be met. However, the Nominating Committee does believe that all members of the Board of Directors should have the highest character and integrity and sufficient time to devote to Company matters.

The Nominating Committee will consider persons recommended by stockholders as candidates for nomination as a director. In evaluating such nominations, the Nominating Committee will use the same selection criteria the Nominating Committee uses to evaluate other potential nominees. Recommendations should be submitted to the Secretary of the Company. Each recommendation should include a personal biography of the suggested candidate, an indication of the background or experience that qualifies such person for consideration, and a statement that such person has agreed to serve if nominated and elected. Stockholders who wish to nominate a person for election to the Board of Directors themselves, rather than recommending a candidate to the Nominating Committee for potential nomination by the Board of Directors, must comply with applicable law.

COMPENSATION COMMITTEE

In April 2004, the Board of Directors formed the Compensation Committee, which is responsible for reviewing the compensation arrangements in effect for the Company's executive officers. The Compensation Committee currently consists of Frans Sluiter and Max Pridgeon. The Board of Directors has determined that Messrs. Sluiter and Pridgeon meet the independence criteria set out in the NASD's Marketplace Rule 4200(a)(14). Mr. Pridgeon is the Chairman of the Compensation Committee. The Compensation Committee did not meet in 2007 but acted by unanimous written consent on two occasions.

The principal functions of the Compensation Committee are to review the Company's incentive compensation programs for executive officers and approve the annual compensation for executive officers.

CODE OF BUSINESS ETHICS AND CONDUCT

The Company has adopted a Code of Business Ethics and Conduct (the "Code of Conduct") that applies to all of its employees. A copy of the Code of Conduct has been filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2005. If the Company makes any substantive amendment to the Code of Conduct or grants any waiver from a provision of the Code of Conduct to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Although the Company does not have formal procedures for stockholder communication with the Board of Directors, stockholders of the Company are encouraged to communicate directly with the members of the Board. Persons interested in communicating their concerns or issues to the independent directors may address correspondence to a particular director, or to the independent directors generally in care of the Chief Executive Officer and Chairman of the Board, Mr. Haim Tsuff. If no particular director is named, letters will be forwarded, depending on the subject matter, to the Chairman of the Audit Committee. Company personnel will not screen or edit such communications and will forward them directly to the intended member of the Board.

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other of the Company's filings under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporate this report by reference.

The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2007, which include the consolidated balance sheets of the Company as of December 31, 2005 and 2004, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2005 and the notes thereto.

REVIEW WITH MANAGEMENT. The Audit Committee has reviewed and discussed the Company's audited financial statements with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT ACCOUNTANTS. The Audit Committee has discussed with M&B, the Company's independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) that includes, among other items, matters related to the conduct of the audit of the Company's financial statements. The Audit Committee has also received disclosures and the letter from Mann required by Independence Standards Board Standard No. 1 (that relates to the accountant's independence from the Company and its related entities) and has discussed with the auditors its independence from the Company.

CONCLUSION. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

Dated: April 25, 2008

AUDIT COMMITTEE

MAX PRIDGEON

FRANS SLUITER

MICHELLE R. CINNAMON FLORES

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THE NOMINEES TO THE BOARD OF DIRECTORS.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF MALONE & BAILEY, PC

AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTING FIRM

FOR THE YEAR ENDING DECEMBER 31, 2006

The Audit Committee has selected Malone & Bailey, PC ("M&B") as the Company's independent public accounting firm for the year ending December 31, 2008. The Board has directed that such appointment be submitted for ratification by the shareholders at the Annual Meeting.

It is anticipated that a member of M&B will be present at the Annual Meeting and will be available to respond to questions.

If the Stockholders do not ratify the selection of M&B as the Company's independent public accounting firm for the year ending December 31, 2008, the Audit Committee will reconsider the appointment. However, even if the Stockholders do ratify the selection, the Audit Committee may still appoint a new independent public accounting firm at any time during the year if it believes that such a change would be in the best interests of Company and its stockholders.

FEES

The following table presents fees for professional audit services rendered by M&B for the audit of the Company's annual financial statements for fiscal years 2007 and 2006 and fees billed for other services rendered during 2007 and 2006.

Type of Service/Fee	Fiscal 2007a	Fiscal 2006

Audit Fees (1)	$230,000	$89,500

Audit Related Fees (2)	--	--

Tax Fees (3)	$20,000	$25,000

All Other Fees (4)	--	--

(1) Audit Fees consist of fees for professional services rendered for the audit of the Company's consolidated financial statements included in its Annual Report on Form 10-K and the review of the interim financial statements included in its Quarterly Reports on Form 10-Q, and for the services that are normally provided in connection with regulatory filings or engagements.

(2) Includes fees associated with assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements. This category includes fees related to consultation regarding generally accepted accounting principles.

(3) Tax Fees consist of fees for tax compliance, tax advice and tax planning.

(4) All Other Fees consist of fees for products and services not included in the above categories.

The Audit Committee reviewed the non-audit services rendered for fiscal 2007 and fiscal 2006 as set forth in the above table and concluded that such services were compatible with maintaining the public accounting firm's independence. The Audit Committee's policy is to pre-approve all audit services and all non-audit services that Company's independent public accounting firm is permitted to perform for Company under applicable federal securities regulations. As permitted by the applicable regulations, the Audit Committee's policy utilizes a combination of specific pre-approval on a case-by-case basis of individual engagements of the independent public accounting firm and general pre-approval of certain categories of engagements up to predetermined dollar thresholds that are reviewed annually by the Audit Committee. Specific pre-approval is mandatory for the annual financial statement audit engagement, among others.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MALONE & BAILEY, PC AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2007.

OTHER MATTERS

Management does not intend to present to the meeting any matters other than matters referred to herein, and as of this date Management does not know of any matter that will be presented by other persons named in the attached proxy to vote thereon in accordance with their best judgment on such matters.

STOCKHOLDER PROPOSALS

Under the rules of the SEC, proposals of Stockholders intended to be presented at the 2009 annual meeting of Stockholders must be made in accordance with the by-laws of the Company and received by the Company at its principal executive offices for inclusion in the Company's proxy statement for that meeting no later than March 29, 2009. The Board of Directors will review any stockholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in its 2009 proxy statement.

ANNUAL REPORT

Enclosed is the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2007. This Annual Report on Form 10-K does not form any part of the material for the solicitation of proxies.

SOLICITATION OF PROXIES

The Company will pay the cost of the solicitation of proxies. Solicitation of proxies may be made in person or by mail, telephone, or telecopy by directors, officers, and employees of the Company. The Company may also engage the services of others to solicit proxies in person or by telephone or telecopy. In addition, the Company may also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such persons for the costs related to such services.

It is important that your shares be represented at the Annual Meeting. If you are unable to be present in person, you are respectfully requested to sign the enclosed proxy and return it in the enclosed stamped and addressed envelope as promptly as possible.

BY ORDER OF THE BOARD OF DIRECTORS

Haim Tsuff

Chairman of the Board

Chief Executive Officer

Date: May 9, 2008

ISRAMCO, INC.
4801 Woodway Drive, Suite 100E.
Houston, Texas 77056

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 26, 2008

The undersigned hereby constitutes and appoints HAIM TSUFF, YOSSI LEVY AND EDY FRANCIS and each of them, with full power of substitution, attorneys and proxies to represent and to vote all the shares of common stock, par value $.001 per share, of ISRAMCO, INC. (the "Company"), that the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, at the 2008 Annual Meeting of Stockholders of the Company, to be held on June 26, 2008, and at any adjournment thereof, on the matters set forth on the reverse side and such other matters as may properly come before the meeting.

1. ELECTION OF DIRECTORS. Nominees: HAIM TSUFF, JACKOB MAIMON, MAX PRIDGEON,
 FRANS SLUITER AND MICHELL R. CINNAMON FLORES (Mark only one of the following boxes.)

|_| VOTE FOR ALL NOMINEES LISTED ABOVE, EXCEPT VOTE WITHHELD AS TO THE FOLLOWING NOMINEES (IF ANY): ______________________

|_| VOTE WITHHELD FROM ALL NOMINEES

2. PROPOSAL TO RATIFY THE APPOINTMENT OF MALONE & BAILEY, PC AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

|_| FOR |_| AGAINST |_| ABSTAIN

3. In Their Discretion, Upon Any Other Business That May Properly Come Before the Meeting or Any Adjournment Thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election as directors of the nominees of the Board of Directors; FOR the ratification of the appointment of Malone & Bailey, PC as the Company's independent public accounting firm for the fiscal year ended December 31, 2008; and in the discretion of the proxies named herein on any other proposals to properly come before the Annual Meeting.

The undersigned acknowledges receipt of the accompanying Proxy Statement dated May 9, 2008.

Dated: _________________

SIGNATURE OF SHAREHOLDER(S)

(When signing as attorney, trustee, executor, administrator, guardian, corporate officer, etc., please give full title. If more than one trustee, all should sign. Joint owners must each sign.)

Please date and sign exactly as name appears above.

I plan |_| I do not plan |_| to attend the Annual Meeting.